SCHEDULE 14A
                             (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2)

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Materials Pursuant to (S) 240.14a-12

                       GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        --------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        --------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        --------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        --------------------------------------------------------------

    (5) Total fee paid:

        --------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ---------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------

     (3) Filing Party:

         ---------------------------------------------

     (4) Date Filed:

         ---------------------------------------------

                             GREAT AMERICAN BANCORP, INC.
                                1311 South Neil Street
                              Champaign, Illinois 61820
                                 (217) 356-2265

                                                              March 21, 2003


Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Great American Bancorp, Inc., the holding company for First Federal Savings Bank of Champaign-Urbana, which will be held on Tuesday, April 22, 2003, at 9:30 a.m., Central Time, at the offices of First Federal Savings Bank of Champaign-Urbana, 1311 South Neil Street, Champaign, Illinois 61820.

     The attached notice of the annual meeting and the proxy statement describe the formal business to be transacted at the annual meeting. Directors and officers of Great American Bancorp, Inc., as well as representatives of BKD, LLP, whom the Company has appointed as independent auditors for the fiscal year ending December 31, 2003, will be present.

     The Board of Directors of Great American Bancorp, Inc. has determined that the matters to be considered at the annual meeting are in the best interests of Great American and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends that you vote "FOR" each matter to be considered.

     Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

     On behalf of the Board of Directors and all of the employees of Great American Bancorp, Inc. and First Federal Savings Bank of Champaign-Urbana, I thank you for your continued interest and support.

                                          Sincerely yours,


                                          /s/ George R. Rouse


                                          George R. Rouse
                                          President and Chief
                                          Executive Officer

                          GREAT AMERICAN BANCORP, INC.
                             1311 South Neil Street
                            Champaign, Illinois 61820
                                  (217) 356-2265
                       __________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on April 22, 2003
                       __________________________________


     On Tuesday, April 22, 2003, Great American Bancorp, Inc. (the "Company") will hold its annual meeting of stockholders at the offices of First Federal Savings Bank of Champaign-Urbana (the "Bank"), 1311 South Neil Street, Champaign, Illinois. The meeting will begin at 9:30 a.m., Central Time.

     At the annual meeting, stockholders will consider and vote upon the following matters:

1.	The election of two directors to a three-year term of office;
2.	The ratification of the appointment of BKD, LLP as independent auditors of the Company for the fiscal year ending December 31, 2003; and
3.	Such other matters as may properly come before the annual meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors set February 25, 2003, as the record date for the annual meeting. This means that only record holders of the common stock of the Company as of the close of business on that date are entitled to receive notice of the annual meeting and to vote at the annual meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the annual meeting and vote in person.


                                          By Order of the Board of Directors


                                          /s/ Jane F. Adams


                                          Jane F. Adams
                                          Corporate Secretary


Champaign, Illinois
March 21, 2003

                              GREAT AMERICAN BANCORP, INC.
                                _______________________

                                   PROXY STATEMENT
                             ANNUAL MEETING OF STOCKHOLDERS
                                   April 22, 2003
                                _______________________


     This proxy statement is being furnished to stockholders of Great American Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders to be held on Tuesday, April 22, 2003, at 9:30 a.m., Central Time, at the offices of First Federal Savings Bank of Champaign-Urbana (the "Bank"), 1311 South Neil Street, Champaign, Illinois and at any adjournments thereof. The 2002 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2002, and a proxy card, accompanies this proxy statement, which is first being mailed to record holders on or about March 21, 2003.

                              VOTING AND PROXY PROCEDURE

Who Can Vote at the Meeting

     You are entitled to vote your Company common stock only if the records of the Company show that you held your shares as of the close of business on February 25, 2003, which has been fixed by the Board of Directors as the record date. The total number of shares of common stock outstanding on the record date was 777,490 shares. Each share of common stock has one vote. In accordance with the provisions of the Company's certificate of incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Attending the Meeting

     If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

     The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     As to the election of directors, you may vote "FOR" the election of the nominees proposed by the Board of Directors, or "WITHHOLD AUTHORITY" to vote for the nominees being proposed. There is no cumulative voting for the election of directors. Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the approval of BKD, LLP as independent auditors of the Company and all other matters that may properly come before the annual meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either broker non-votes, or proxies marked "ABSTAIN" as to that matter.

Voting by Proxy

     The Board of Directors of the Company is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote FOR each of the nominees for director and FOR ratification of BKD,LLP as independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Company common stock is held in "street name" you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in the Bank's KSOP

     If you participate in the Bank's Employee Savings and Stock Ownership Plan ("KSOP"), you will receive with this proxy statement a voting instruction form that reflects all shares you may vote under the KSOP. Under the terms of the KSOP, all shares held by the KSOP are voted by the KSOP trustee, but each participant in the KSOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. The KSOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the KSOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the KSOP trustee is April 15, 2003.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as to those persons believed by the Company to be beneficial owners of more than 5% of the Company's outstanding shares of common stock on the record date as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission, in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's common stock as of the record date.

                                                     Amount and
                                                      Nature of
	                      Name and Address         Beneficial    Percent of
  Title of Class          of Beneficial Owner         Ownership      Class
-----------------     -----------------------------   ---------    ----------
Common Stock          First Federal Savings Bank of   142,391 (1)    18.31%
                      Champaign-Urbana Employee
                      Savings and Stock Ownership Plan
                      1311 S. Neil Street
                      Champaign, IL 61820

Common Stock          Clinton C. Atkins                77,475 (2)     9.88%
                      1311 S. Neil Street
                      Champaign, IL 61820



                                                     Amount and
                                                      Nature of
	                      Name and Address         Beneficial    Percent of
  Title of Class          of Beneficial Owner         Ownership      Class
------------------    -----------------------------   ---------    ----------
Common Stock          George R. Rouse                 109,757 (3)    13.24%
                      1311 S. Neil Street
                      Champaign, IL 61820
______________________________
(1) As of February 25, 2003, all 142,391 shares had been allocated to participants under the KSOP. See "Voting and Proxy Procedure - Participants in the Bank's KSOP" for a discussion of the KSOP's voting procedures.
(2) Includes 7,000 shares subject to immediately exercisable options granted under the 1995 Great American Bancorp, Inc. Incentive Plan ("Incentive
Plan").
(3) Includes 100 shares owned by Mr. Rouse's spouse and child. Also includes 21,603 shares allocated under the Bank's Employee Savings and Stock Ownership Plan, for which Mr. Rouse has voting power but not investment power, and 51,319 shares subject to immediately exercisable options granted under the Incentive Plan.

     The following table provides information about the shares of the Company common stock that may be considered to be beneficially owned by each director or nominee for director of the Company and by all directors and executive officers of the Company as a group as of February 25, 2003. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

	                                    Number of Shares
                          Number of          That May Be
                        Shares Owned     Acquired Within 60      Percent of
                        (Excluding       Days by Exercising     Common Stock
     Name                 Options)            Options          Outstanding(1)
------------------      ------------     ------------------    --------------
Clinton C. Atkins          70,475               7,000                9.88%
Ronald Kiddoo               9,000               5,500                1.85
Ronald E. Guenther          3,111               5,594                1.11
George R. Rouse            58,438 (2)          51,319               13.24
Jack B. Troxell             6,836               5,594                1.59

All directors and executive
  officers as a group
  (13 persons) (3)        226,903             129,161               39.27
____________________________
(1) Based on 777,490 shares of Company common stock outstanding and entitled to vote as of February 25, 2003, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2) Includes 100 shares owned by Mr. Rouse's spouse and child. Also includes 21,603 shares allocated under the Bank's Employee Savings and Stock Ownership Plan, for which Mr. Rouse has voting power but not investment power.
(3) Includes directors and executive officers of the Bank.

                    PROPOSAL 1.  ELECTION OF DIRECTOR

     The Board of Directors of the Company currently consists of five directors, four of who are independent under the listing standards of the Nasdaq SmallCap Market, and is divided into three classes. Currently, each of the members of the Board of Directors of the Company also serves as a director of the Bank, with the exception of Mr. Atkins. There are a total of eight directors of the Bank. Directors of the Company are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     The nominees proposed for election at this Annual Meeting are Clinton C. Atkins and Ronald Kiddoo, who currently serve as directors of the Company.

     In the event that Mr. Atkins or Mr. Kiddoo is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that Mr. Atkins or Mr. Kiddoo will be unable or unwilling to serve. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

     Information regarding the nominees for election at the annual meeting, as well as information regarding the continuing directors, whose terms expire in 2004 and 2005, is provided below. Unless otherwise stated, the nominees have held their current occupation for the last five years. The age indicated for each individual is as of February 25, 2003. The indicated period for service as a director includes service as a director of the Bank.

Nominees for Election of Director

     Clinton C. Atkins is the Chairman of Hobbico, Inc., a hobby retailer and supplier, and Owner of The Atkins Group, North Pointe Development and Stone Creek Development, all real estate development firms. Age 57. Director since 1984.

     Ronald Kiddoo is the Chairman of the Board and Chief Investment Officer of Cozad Asset Management, Inc., an investment advisory firm. Mr. Kiddoo also serves as a director of the Bank's wholly-owned subsidiary, Park Avenue Service Corporation. Age 60. Director since 1987.

Directors Continuing in Office

     The following directors have terms ending in 2004:

     Ronald E. Guenther is the Athletic Director of the University of Illinois. Mr. Guenther also serves as a director of the Bank's wholly-owned subsidiary, Park Avenue Service Corporation. Age 57. Director since 1997.

     George R. Rouse is the President and Chief Executive Officer of the Company and President of the Bank. Mr. Rouse also serves as President of the Bank's wholly-owned subsidiary, Park Avenue Service Corporation. Age 52. Director since 1982.

     The following director has a term ending in 2005:

     Jack B. Troxell is the Owner and President of C-U Liquor LTD, retail beverage stores. Mr. Troxell is also a director of the Bank's wholly owned subsidiary, Park Avenue Service Corporation. Age 58. Director since 1997.

Meetings of the Board of Directors and Committees of the Board of Directors

     The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets monthly and may have additional meetings as needed. During fiscal 2002, the Board of Directors of the Company held 12 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal 2002.

     The Boards of Directors of the Company and the Bank maintain committees, the nature and composition of which are described below:

     Audit Committee. The Audit Committee of the Company is comprised of 3 directors, Messrs. Kiddoo (Chairman), Troxell and Guenther, each of whom is independent under National Association of Securities Dealer's listing standards. The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee acts under a written charter adopted by the Board of Directors. This committee meets quarterly or as called by the committee chairman; it met seven times in fiscal 2002.

     Nominating Committee. The Company's Nominating Committee for the 2003 Annual Meeting consists of Messrs. Guenther and Troxell. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's bylaws also provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee, which is required to be disclosed by the Company's bylaws and by the Exchange Act. See "Stockholder Proposals and Nominations." The Nominating Committee met on January 13, 2003.

     Compensation/Benefits Committee. The Compensation/Benefits Committee of the Company consists of Messrs. Guenther (Chairman), Atkins, Kiddoo and Troxell. This committee meets to establish compensation for the Chief Executive Officer, approves the compensation of senior officers and various compensation and benefits to be paid to employees and to review the incentive
compensation programs when necessary.   The Compensation/Benefits Committee
met two times in fiscal 2002.

Directors' Compensation

     Directors' Fees. Directors of the Company and directors of the Bank receive a monthly fee of $800 per month, and no additional fees for serving on board committees. The Chairman of the Board receives a monthly fee of $500 in addition to any board fees.

Executive Compensation

     Summary Compensation Table. The following table shows, for the fiscal years ended December 31, 2002, 2001, and 2000, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the chief executive officer and executive officers of the Company and the Bank who received salary and bonuses in excess of $100,000 in fiscal year 2002 ("Named Executive Officer").


                               Annual Compensation
             Name and       ---------------------------      All Other
            Principal                             Bonus     Compensation
            Positions       Year   Salary($)(1)    ($)         ($)(2)
         ---------------    ----   -----------  -------     ------------

         George R. Rouse    2002     $204,680   $16,370      $20,023
           President        2001      189,440    17,888       41,169
                            2000      178,800     7,740       32,279


_____________________________
(1) Under Annual Compensation, the column titled "Salary" includes directors fees of $17,000 in fiscal 2002, and $14,000 per year in fiscal 2001 and 2000.

(2) Reflects cash contributions allocated to Mr. Rouse under the Bank's Employee Savings and Stock Ownership Plan for 2002.

     Employment Agreements. The Bank and the Company have entered into employment agreements with Mr. Rouse (the "Executive"). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends, to a significant degree, on the skills and competence of Mr. Rouse.

     The Bank's and the Company's employment agreements (collectively, the "Employment Agreements") provide for a three-year term. The Company's employment agreement provides for automatic daily extensions such that the remaining term of the agreement shall be three years unless written notice of non-renewal is provided by either the Board of Directors or the Executive. The Bank's employment agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The Employment Agreements provide that the Executive's base salary will be reviewed annually. In this regard, the current base salary of Mr. Rouse is $200,000. In addition to base salary, the Employment Agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The Employment Agreements provide for termination of the Executive by the Bank or the Company for cause as defined in the Employment Agreements at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or if the Executive resigns from the Bank or the Company after specified circumstances that would constitute constructive termination, the Executive or, in the event of death, his beneficiary would be entitled to an amount equal to the remaining salary payments under the Employment Agreement and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the Agreements. The Bank and the Company would also continue the Executive's life, health and disability coverage for the remaining term of the Employment Agreements.

     Under the agreements, if following a change in control of the Bank or the Company, the Executive's employment is involuntarily terminated or if the Executive voluntarily terminates his employment in connection with circumstances specified in the agreement then, the Executive or, in the event of death, his beneficiary, would be entitled to a severance payment equal to the greater of (i) the payments due for the remaining terms of the agreement or (ii) three times the average of the five preceding years' annual compensation. In addition, the Bank and the Company would continue the Executive's life, health, and disability coverage for thirty-six months. Payments to the Executive under the Bank's employment agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Upon termination of the Executive for reasons other than cause or change in control, the Executive must adhere to a one-year non-competition agreement.

     Payments and benefits under the Employment Agreements together with payments from other benefit plans may constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amount to the Company and the Bank.

     In the event of Mr. Rouse's termination following a change in control, based solely upon the salary, bonus and other items of cash compensation received by or payable to Mr. Rouse during 2002, Mr. Rouse would receive approximately $723,000 in severance payments under the Employment Agreement. Such amount does not include the effect of any non-cash benefits provided for under the Employment Agreements, such as common stock or options which vested or were awarded to Mr. Rouse in 2002.

Option Value at Fiscal Year End

     The following table provides information regarding unexercised stock options for Mr. Rouse as of February 25, 2003. Mr. Rouse did not exercise any stock options during the year ended December 31, 2002.

               Securities Underlying Number     Value of Unexercised In-the-
                of Unexercised Options/SARs      Money Options/SARs at Fiscal
                  at Fiscal Year End (#)                 Year End ($)(1)
                ---------------------------      ----------------------------
  Name          Exercisable   Unexercisable      Exercisable    Unexercisable
-------------   -----------   -------------      -----------    -------------
George R. Rouse    51,319           --             733,862           --

_______________________________
(1)	 The value of unexercised in-the-money stock options equals the market value of the underlying securities at fiscal year end ($28.30) minus the exercise price ($14) per share. Options are in-the-money if the market value of the underlying securities is greater than the exercise price of the option.

Stock Options Under Equity Compensation Plans

     The following table provides information regarding stock options granted to directors and key officers under the 1995 Great American Bancorp, Inc. Incentive Plan ("Incentive Plan") as of February 25, 2003. The Incentive Plan was approved by shareholders at the Company's annual meeting of stockholders held on February 14, 1996.

                               Equity Compensation Plan Information
-------------------------------------------------------------------------------------------------
                                                                            Number of securities
                                                                          remaining available for
                       Number of securities         Weighted-average       future issuance under
                        to be issued upon           exercise price of   equity compensation plans
                      exercise of outstanding      outstanding options,   (excluding securities
   Plan Category    options, warrants and rights   warrants and rights   reflected in column (a))
-----------------   ----------------------------   -------------------   ------------------------
                               (a)                        (b)                     (c)

Equity compensation
 plans approved by
 security holders             175,401                   $14.26                    23,574

Equity compensation
 plans not approved by
 security holders                  --                       --                        --

                              -------                   ------                    ------
Total                         175,401                   $14.26                    23,574
                              =======                   ======                    ======



Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that two transactions made by Mr. Troxell, a director, were not filed on a timely basis on Form 4 due to administrative error. These transactions were subsequently reported.

Transactions with Certain Related Persons

     It is the policy of the Bank to make loans to directors and executive officers on their principal residence. The Bank also makes available to each director of the Bank and each director of the Company an approved line of credit in an amount up to $100,000. The directors may then apply for a loan from the Bank which may be approved by the Bank's loan officers without further Board approval, provided that terms of such loan applied for thereunder, including the collateral securing such loan, are consistent with the Bank's loan underwriting policies for loans generally available to its customers. The Bank's policy provides that all loans made by the Bank to its directors and officers, including the lines of credit to directors, are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2002, all outstanding loans to directors and executive officers were made by the Bank in the ordinary course of business, were not made with favorable terms, and did not involve more than the normal risk of collectibility or present other unfavorable features.

                       PROPOSAL 2 - RATIFICATION OF
                         OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors has appointed BKD, LLP to be its auditors for the 2003 fiscal year, subject to the ratification by stockholders. A representative of BKD, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee will consider other independent auditors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of independent auditors.

     The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2002 by BKD, LLP:


       Audit fees . . . . . . . . . . . . . . . . . . . . . $21,400

       Financial information systems design and
       implementation fee . . . . . . . . . . . . . . . . . $    --

       All other fees*. . . . . . . . . . . . . . . . . . . $21,625

     __________________
     *Includes fees for tax-related services and assistance with securities filings.

     The Audit Committee believes that the provision of non-audit services by BKD, LLP are compatible with maintaining BKD, LLP's independence.



                           Report of the Audit Committee

     The Audit Committee of the Company's Board of Directors is composed of three non-employee directors and operates under a written charter adopted by the Board of Directors, a copy of which was included in the 2001 proxy statement. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq SmallCap Market.

     The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

     In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

     In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements have been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company's independent auditors.

                      Members of the Audit Committee:
                                Ronald Kiddoo
                               Jack B. Troxell
                              Ronald E. Guenther

                    STOCKHOLDER PROPOSALS AND NOMINATIONS

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2004 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than November 22, 2003. Any such proposal will be subject to tthe requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The bylaws of the Company provide an advance notice procedure for a stockholder to make nominations for the election of directors or proposals for business to be brought before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting, provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. A copy of the Company's bylaws may be obtained from the Company.

                              MISCELLANEOUS

     If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

     The Board of Directors knows of no business which will be presented for consideration at the annual meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the annual meeting, you are urged to return your proxy card promptly. If you are then present at the annual meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the annual meeting.

                                          By Order of the Board of Directors

                                          /s/ Jane F. Adams

                                          Jane F. Adams
                                          Corporate Secretary


Champaign, Illinois
March 21, 2003


          YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
               REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                  ACCOMPANYING PROXY CARD IN THE ENCLOSED
                          POSTAGE-PAID ENVELOPE

Great American Bancorp, Inc.
Proxy Card
2003 Annual Meeting of Shareholders

Front side:

                               REVOCABLE PROXY

                         GREAT AMERICAN BANCORP, INC.
                        ANNUAL MEETING OF STOCKHOLDERS
                            Tuesday, April 22, 2003
                            9:30 a.m., Central Time
______________________________

The undersigned hereby appoints the Board of Directors of Great American Bancorp, Inc. (the "Company") to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on Tuesday, April 22, 2003, at 9:30 a.m., Central Time, at the offices of First Federal Savings Bank of Champaign-Urbana, 1311 South Neil Street, Champaign, Illinois 61820 and at any and all adjournments thereof, as follows:

1. The election as director of the nominees listed (except as marked to the contrary below).

        Clinton C. Atkins        FOR  [  ]       VOTE WITHHELD  [  ]

        Ronald Kiddoo            FOR  [  ]       VOTE WITHHELD  [  ]

2. The ratification of the appointment of BKD, LLP as independent auditors of Great American Bancorp, Inc. for the fiscal year ending December 31, 2003.

                        FOR  [  ]    AGAINST [  ]    ABSTAIN [  ]

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                        EACH OF THE PROPOSALS PRESENTED.

Great American Bancorp, Inc.
Proxy Card
2003 Annual Meeting of Shareholders

Back side:


             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                    OF GREAT AMERICAN BANCORP, INC.

     This proxy is revocable and, if properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the Board of Directors in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.
     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 21, 2003 and of the Annual Report to Stockholders.
     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                         Dated: _____________________________


                                                _____________________________
                                                SIGNATURE OF STOCKHOLDER

                                                _____________________________
                                                SIGNATURE OF STOCKHOLDER

                        ___________________________
          PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                 IN THE ENCLOSED POSTAGE-PAID ENVELOPE

                        VOTE AUTHORIZATION FORM
                      GREAT AMERICAN BANCORP, INC.
                           1995 INCENTIVE PLAN

Dear Participant:

     The Great American Bancorp, Inc. 1995 Incentive Plan (the "Incentive Plan") holds 4,789 shares of common stock of Great American Bancorp, Inc. (the "Company"), the parent holding company for First Federal Savings Bank of Champaign-Urbana (the "Bank"), for the benefit of the directors and employees of the Company and Bank. As a participant in the Incentive Plan, you are entitled to direct the voting of the shares of the Company's common stock held by the Incentive Plan which have been granted to you as a Stock Award and which have not yet been earned and distributed to you pursuant to the Incentive Plan.

     We, the Board of Directors, are forwarding to you the attached Vote Authorization Form, provided for the purpose of conveying your voting instructions to the Incentive Plan Trustee.

     A committee of non-employee directors of the Company administers the Incentive Plan. An unrelated third party, US Bank, has been appointed as the corporate trustee for the Incentive Plan Trust (the "Incentive Plan Trustee"). The Incentive Plan Trustee will vote those shares of the Company's common stock held in the Incentive Plan Trust in accordance with the instructions of the participants.

     At this time, in order to direct the voting of shares allocated to your account under the Incentive Plan, you must fill out and sign the enclosed Vote Authorization Form and return it in the accompanying envelope. Your vote will not be revealed, directly or indirectly, to any officer or other employee of the Company or Bank. Your shares will be tallied by the Incentive Plan Trustee and then the Incentive Plan Trustee will vote all shares held in the Incentive Plan Trust.

                                    Sincerely,

                                    GREAT AMERICAN BANCORP, INC.


                                    /s/ George R. Rouse

                                    The Board of Directors

Name: _____________________________   Number of Shares: ______________


                        VOTE AUTHORIZATION FORM

     I hereby instruct the Trustee of the Great American Bancorp, Inc. 1995 Incentive Plan ("Incentive Plan") to vote all shares attributable to me as follows:


1. The election as director of the nominees listed (except as marked to the contrary below).

       Clinton C. Atkins     [   ]  FOR     [   ]    VOTE WITHHELD

       Ronald Kiddoo         [   ]  FOR     [   ]    VOTE WITHHELD

2.	The ratification of the appointment of BKD, LLP as independent auditors of Great American Bancorp, Inc. for the fiscal year ending December 31, 2003.

             [   ] FOR       [   ] AGAINST       [   ] ABSTAIN

     I understand that my voting instructions are solicited on behalf of the Incentive Plan Trustee for the Annual Stockholders Meeting to be held on April 22, 2003. I understand that if I sign this form without indicating specific instructions, my shares will be voted "FOR" the listed proposals and "FOR" other matters recommended by the Board of Directors.


   __________________               _________________________________
         Date                                   Signature


               Please date, sign and return this form by April 15, 2003
                       in the enclosed postage-paid envelope.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
                               THE LISTED PROPOSALS

                             VOTE AUTHORIZATION FORM
                  FIRST FEDERAL SAVINGS BANK OF CHAMPAIGN-URBANA
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN

Dear Employee:

     The First Federal Savings Bank of Champaign-Urbana Employee Savings and Stock Ownership Plan ("KSOP") holds 142,391 shares of common stock of Great American Bancorp, Inc. (the "Company"), the parent holding company for First Federal Savings Bank of Champaign-Urbana (the "Bank"), for the benefit of the employees of the Bank. As a participant in the KSOP, you may direct the voting of the shares of the Company's common stock held by the KSOP Trust allocated to your account.

     We, the Board of Directors, are forwarding to you the attached Vote Authorization Form, provided for the purposes of conveying your voting instructions to the KSOP Trustee.

     The Personnel and Salary Committee of the Board of Directors of the Bank administers the KSOP. The Bank of New York, an unrelated third party, has been appointed as the corporate trustee for the KSOP (the "KSOP Trustee").
As of the Record Date, February 25, 2003, all 142,391 shares of Common Stock in the KSOP had been allocated to participating employees. The KSOP Trustee will vote the allocated shares held in the KSOP Trust in accordance with the instructions of the participants. Allocated shares for which voting instructions are not received will be voted in the same proportion as those allocated shares for which voting instructions are received, so long as such vote is in accordance with the provisions of the Employment Retirement Income Security Act of 1974, as amended.

     At this time, in order to direct the voting of shares allocated to your account under the KSOP, you must fill out and sign the enclosed Vote Authorization Form and return it in the accompanying envelope. Your vote will not be revealed, directly or indirectly, to any officer or other employee of the Company or Bank. Your shares will be tallied by the KSOP Trustee and then the KSOP Trustee will vote the number of shares in the KSOP Trust for which it has received voting instructions.

			                       Sincerely,

                                         FIRST FEDERAL SAVINGS BANK OF
                                         CHAMPAIGN-URBANA

                                         /s/ George R. Rouse


                                         The Board of Directors

Name: _______________________________  Number of Shares: ______________


                       VOTE AUTHORIZATION FORM

     I, the undersigned, understand that the KSOP Trustee is the holder of record and custodian of all shares of Great American Bancorp, Inc. (the "Company") common stock attributable to me under the First Federal Savings Bank of Champaign-Urbana Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on April 22, 2003.

     Accordingly, you are to vote all shares attributable to me as follows:

1. The election as director of the nominees listed (except as marked to the contrary below).

          Clinton C. Atkins    [   ]  FOR     [   ]  VOTE WITHHELD

          Ronald Kiddoo        [   ]  FOR     [   ]  VOTE WITHHELD


2. The ratification of the appointment of BKD, LLP as independent auditors of Great American Bancorp, Inc. for the fiscal year ending December 31, 2003.

                 [   ]  FOR      [   ]  AGAINST    [   ]  ABSTAIN

     The KSOP Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above.



___________________                  _________________________________
       Date                                        Signature

           Please date, sign and return this form by April 15, 2003 in the enclosed postage-paid envelope.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
                           THE LISTED PROPOSALS